UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
February 24, 2010

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4305 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On February 24, 2010, Frozen Food Express Industries, Inc. issued a news release announcing its results of operations for the three- and twelve-month periods ended December 31, 2009, as compared to the comparable periods of 2008.  A copy of the news release is furnished, but not filed, as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits
(a)	Financial statements of business acquired.
Not applicable.
(b)	Pro-forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits
	99.1	Press Release dated February 24, 2010, regarding the fourth quarter and 2009 year end results of Frozen Food Express Industries, Inc.

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: February 24, 2010	By:	/s/ John McManama
John McManama Interim Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press Release dated February 24, 2010, regarding the fourth quarter and 2009 year end results of Frozen Food Express Industries, Inc.